IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Ecotality, Inc.	)	CASE NO. 2:13-BK-16127 (RJH)
	)	**BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT**
	)	MONTH OF September 17 - 30, 2013
	)	DATE PETITION FILED: 9/16/2013
Debtor	)	TAX PAYER ID NO. : 68-0515422

Nature of Debtor's Business: _______In process of liquidating assets, minimal operations at this time.___________

DATE DISCLOSURE STATEMENT FILED __________ TO BE FILED X

DATE PLAN OF REORGANIZATION FILED __________ TO BE FILED X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Susie Herrmann	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	11/25/2013
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: P.O. Box 20336, Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16127 (RJH)

CURRENT MONTH"S
RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS														
	Operating	Savings	Payroll-FSA	Payroll	Lloyds TSB	BofA - Collateral	Adeq Assurance Utility Deposit	Chapter 7 Bankruptcy	Merrill Lynch Investment	Petty Cash	Wells Fargo	Innergy Operating	Innergy Payroll	Innergy Incoming Wires	Total
	# 1311	# 0819	# 1770	# 2028	# 0434	# 8468	# 4411	# 4424	#7005		# 1500	# 6103	# 6116	# 6129	
Balance at Beginning of Period	107,749.29	6.38	3,231.06	-	8,300.00	199,749.12	-	-	258.32	1,805.09	-	24,934.96	750.53	100.92	346,885.67
RECEIPTS															
Cash Sales															-
Accounts Receivable												52,867.00		34,888.63	87,755.63
Loans and Advances	750,000.00														750,000.00
Sale of Assets															-
Transfers from Other DIP Accounts	-	-	7,000.00	115,000.00	-	-	124,000.00	10,000.00	-			34,426.00	1,000.00	-	291,426.00
COBRA reimbursement	3,404.42														3,404.42
Void of Prefunded Payroll Run	105,459.12														105,459.12
Interest Income						75.52									75.52
Other (attach list)															-
															-
TOTAL RECEIPTS	858,863.54	-	7,000.00	115,000.00	-	75.52	124,000.00	10,000.00	-		-	87,293.00	1,000.00	34,888.63	1,238,120.69
DISBURSEMENTS															
Business - Ordinary Operations	11,292.14				5,007.17					727.50		4,029.21	(1.54)		21,054.48
Business - Labor Expenses	43,217.93		2,395.01	89,674.51											135,287.45
Capitol Improvements															-
Pre-Petition Debt	-														-
Transfers to Other DIP Accounts	249,000.00											1,000.00		34,426.00	284,426.00
Other (attach list)															-
															-
															-
Reorganization Expenses:															-
Attorney Fees															-
Accountant Fees															-
Other Professional Fees															-
U. S. Trustee Quarterly Fee															-
Court Costs															-
															-
TOTAL DISBURSEMENTS	303,510.07	-	2,395.01	89,674.51	5,007.17	-	-	-	-	727.50	-	5,029.21	(1.54)	34,426.00	440,767.93
Balance at End of Month	663,102.76	6.38	7,836.05	25,325.49	3,292.83	199,824.64	124,000.00	10,000.00	258.32	1,077.59	-	107,198.75	1,752.07	563.55	1,144,238.43

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	440,767.93
Less: Transfers to Other DIP Accounts	(284,426.00)
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	156,341.93

Case Number: 2:13-BK-16127 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Sept 17 - 30, 2013	Year to Date	Sept 17 - 30, 2013
Gross Revenue	46,675.00	835,287.21	46,675.00
Less: Returns & Discounts			-
Net Revenue	46,675.00	835,287.21	46,675.00
COST OF GOODS SOLD			
Material	9,028.10	291,594.11	9,028.10
Direct Labor	1,257.64	35,219.46	1,257.64
Direct Overhead (attach detail)	-	-	-
Total Cost of Goods Sold	10,285.74	326,813.57	10,285.74
GROSS PROFIT	36,389.26	508,473.64	36,389.26
OPERATING EXPENSES			
Officer/Insider Compensation	62,131.36	1,051,061.99	62,131.36
Selling & Marketing (attach detail)	-	-	
General & Administrative (attach detail)	53,499.66	4,459,233.01	53,499.66
Other Expenses (attach detail)			
Total Operating Expenses	115,631.02	5,510,295.00	115,631.02
Income Before Non-operating Income and Expense	(79,241.76)	(5,001,821.36)	(79,241.76)
OTHER INCOME & (EXPENSE)			
Other Income (attach list)	-	(23,082.97)	-
Other Expense (attach list)	8,940.23	(133,500.99)	8,940.23
Interest Expense	(68,388.10)	(291,941.32)	(68,388.10)
Depreciation/Depletion	(5,493.94)	(48,425.65)	(5,493.94)
Amortization	(2,083.33)	(18,750.00)	(2,083.33)
Net Other Income & Expense	(67,025.14)	(515,700.93)	(67,025.14)
Income Before Reorganization Expense	(146,266.90)	(5,517,522.29)	(146,266.90)
REORGANIZATION EXPENSES			
Professional Fees	576,218.10	1,575,006.46	576,218.10
U.S. Trustee Fees			
Other - Impairment Loss	8,270,805.86	8,270,805.86	8,270,805.86
Total Reorganization Expenses	8,847,023.96	9,845,812.32	8,847,023.96
Income Tax	-	42,227.05	
NET PROFIT OR (LOSS)	(8,993,290.86)	(15,405,561.66)	(8,993,290.86)

ECOtality, Inc
Balance Sheet (Accrual Basis)
For the Period Ending September 30, 2013
Case Number: 2:13-BK-16127 (RJH)

	Sept 30, 2013	Sept 16, 2013
Current assets:		
Unrestricted Cash	810,414	147,061
Restricted Cash	333,825	199,825
Receivables, net	29,400	62,026
Taxes Receivable	29,737	29,737
Due from Insider(s)	-	-
Inventory	186,321	200,696
Prepaid & other assets	872,057	981,401
Assets Held for Sale	224,395	-
Total current assets	2,486,148	1,620,746
Property & equipment:	-	2,307,542
Less: accum depr	-	(1,778,717)
Net property & equipment	-	528,825
Other assets:		
Intercompany Receivable (attach list)	90,024,146	91,138,511
Intangibles	-	183,333
Long Term Other Assets	-	25,404
Investment in ETEC	-	5,037,193
Investment in Innergy	-	-
Investment in FCS	-	539,000
Investment in Eco Australia	-	1,013,246
Investment in ECO Asia Pacific	-	63
Investment in Collaboratev	22,108	22,108
Total other assets	90,046,254	97,958,858
Total assets	92,532,402	100,108,429
Liabilities & Equity		
Post-Petition Liabilities		
Accounts payable	36,454	-
Accrued Taxes	-	-
Accrued Payroll	734	-
Accrued Legal	400,000	-
Intercompany Payable (attach list)	-	-
Accrued liabilities (attach list)	205,518	-
Total post-petition liabilities	642,706	
Pre-Petition Liabilities		
Secured Debt	187,500	-
Priority Debt - DIP Financing	750,000	-
Unsecured Debt	5,000,000	-
Intercompany Payable (attach list)	982,225	982,225
Other (attach list)	1,175,516.66	1,219,548
	-	
Total Pre-Petition Liabilities	8,095,242	2,201,773
Long-Term Debt		
Mortgage Payable	-	187,500
Note Payable	-	4,957,838
Total Long-Term Debt	-	5,145,338
Shareholder's equity:		
Pre-Petition Equity		
Common stock	33,529	33,529
Preferred Stock	1,744	1,744
Paid in capital	136,003,909	136,003,909
Retained earnings at acquisition	-	-
Retained earnings since acquisition	(43,277,866)	(43,277,865)
Total Pre-Petition Equity	92,761,317	92,761,317
	-	
Post-Petition Cumulative Profit(Loss)	(8,993,291)	-
Direct Changes to Equity (Employee Stock & Option Vesting)	26,429	-
Total equity	83,794,454	92,761,317
Total liabilities & equity	92,532,402	100,108,429

Case Number: 2:13-BK-16127 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	29,400.00	29,400.00		-
Less Amount Considered Uncollectible	-			
Net Accounts Receivable	29,400.00	29,400.00	-	-

DUE FROM INSIDER	
Schedule Amount	-
Plus: Amount Loaned Since Filing Date	-
Less: Amount Collected Since Filing Date	-
Less: Amount Considered Uncollectible	-
Net Due From Insiders	-

INVENTORY		
Beginning Inventory		200,695.99
Plus: Purchases		12,822.23
Less: Cost of Goods Sold		(27,197.13)
Ending Inventory	-	186,321.09

Date Last Inventory was taken: 9/30/2013

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings	575,615.00		(575,615.00)	-
Accumulated Depreciation	101,486.34		(101,486.34)	-
Net Buildings	474,128.66			-
Equipment	1,575,869.64		(1,575,869.64)	-
Accumulated Depreciation	1,571,246.49		(1,571,246.49)	-
Net Equipment	4,623.15		-	-
Autos/Vehicles	-			-
Accumulated Depreciation	-			-
Net Autos/Vehicles	-			-
Furniture & Fixtures	129,426.36		(129,426.36)	-
Accumulated Depreciation	83,553.47		(83,553.47)	-
Net Furniture & Fixtures	45,872.89			-
Leasehold Improvements	26,630.69		(26,630.69)	-
Accumulated Depreciation	22,430.69		(22,430.69)	-
Net Leasehold Improvements	4,200.00			-

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:
All assets, including fixed assets have been impaired at 9/30 to reflect their estimated value as assets held for sale vs. ongoing assets to be utilized in the business, as ordinary operations have ceased. Please see impairment expense, and reclass to assets held for sale.

Case Number: 2:13-BK-16127 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	36,454.49	36,454.49	-	-	-
Taxes Payable	-				
Notes Payable	-				
Professional Fees Payable	594,241.95	594,241.95			
Secured Debt	-				
Other (attach list)	7,843.24	7,843.24			
Total Post-Petition Liabilities	638,539.68	638,539.68	-	-	-

***DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING**

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Hind Ravi Brar	Payroll	31,547.84	559,284.78
Murray Jones	Payroll	15,899.24	265,119.56
Susie Herrmann	Payroll	10,713.44	168,095.34
Daryl Magana	Board of Director Fees	-	23,500.00
Kevin Cameron	Board of Director Fees	-	29,500.00
Edwars S. Mead	Board of Director Fees	-	20,250.00
Total Payments to Insiders		58,160.52	1,065,749.68

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Nair & Co	10/15/2013 OCP order, requires 14 days to approve, declaration filed 11/8/13	Up to $20K per month or $120K ttl	$4,995.84 (auto debit from pre-funded Lloyd's acct)	4,995.84
Total Payments to Proffessionals			4,995.84	4,995.84

Case Number: 2:13-BK-16127 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		x
Are any post-petition receivables (accounts, notes or loans) due from related parties?	x	
Are any wages past due?		x
Are any U. S. Trustee quarterly fees delinquent?		x

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 21

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
UnitedHealthCare - 626059	Employee Medical, Dental & Vision	Month-to-Month	Monthly/Varies based on participants
UnitedHealthCare Speciality Benefits - 303571	Employee Supp Life, ST & LT Disability	Month-to-Month	Monthly/Varies based on participants
Travelers - 4B08288 UB	Workers Comp	2/25/13 - 2/25/14	Monthly/$5,539.91
Travelers - 8106C868 CUP	Umbrella Policy	3/1/13 - 3/1/14	Monthly/$5,665.70
Travelers - 8106C868 630	Commerical Pkg	3/1/13 - 3/1/14	Monthly/$880.12
Travelers - 8106C868 810	Automobile	3/1/13 - 3/1/14	Monthly/$5,095.51
Indian Harbor Insurance - MTP003688901	Professional Liab	3/1/13 - 3/1/14	Annual/$15,064
Travelers Casualty - 105753436	Crime	3/1/13 - 3/1/14	Annual/$7,373
Federal Insurance Company - 82346606	Special Risk	3/1/13 - 3/1/14	Annual/$3,059
Travelers Prop & Cas. - ZOC15N2493213ND	Cargo	2/19/13 - 2/19/14	Annual/$9,500
Chubb & Son - 3760 1120 1542 001C	Excess Liability	3/1/13 - 3/1/14	QRTLY/$7,086.24
Liberty Mutual Group - DO4N717527005	D&O Coverage	10/11/13 - 10/11/14	Annual/$130,000
Liberty Mutual Group - DO4N717527006	D&O Coverage	10/11/13 - 10/11/14	Annual/$195,000
Berkley Insurance Co. - 11141191	D&O Coverage	10/11/13 - 10/11/14	Annual/$70,909
Philadephia Insurance Co - PHSD771574	Employment Practices	10/12/12 - 10/11/13	25% & 9 install/$1,746.25

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company is in the process of liquidating its assets for the benefit of creditors.

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: Sept. 17 - 30, 2013
Account # 1311

Bank Name Bank of America - Ecotality Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
9/17/2013	Account Transfer	Transfer to Ecotality - Payroll FSA account	7,000.00
9/27/2013	ADP	401(k) processing fee	513.36
9/30/1930	Account Transfer	Transfer to Ecotaltiy - Payroll account	115,000.00
9/30/2013	ADP	payroll & related payroll taxes	38,704.53
9/30/2013	ADP	payroll & related payroll taxes	3,306.73
9/30/2013	ADP	payroll & related payroll taxes	74.51
9/30/2013	Account Transfer	Transfer to Ecotality-Adeq Assurance Utility	124,000.00
9/30/2013	Account Transfer	Transfer to Ecotality-Chapter 7 Trustee Fees	10,000.00
		Total Cash/Electronic Disbursements	298,599.13

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
7224	9/20/2013	Employee	Payroll hours owed from 9/15/13 pay date	99.90
7225	9/20/2013	Employee	Payroll hours owed from 9/15/13 pay date	195.70
7226	9/20/2013	Employee	Payroll hours owed from 9/15/13 pay date	36.42
7227	9/20/2013	Employee	Payroll hours owed from 9/15/13 pay date	146.48
7228	9/20/2013	Employee	Payroll hours owed from 9/15/13 pay date	27.86
7229	9/20/2013	Employee	Payroll hours owed from 9/15/13 pay date	112.44
7230	9/30/2013	Barry Baer	Employee expense reimbursement (replace voided check #7216)	90.57
7231	9/30/2013	Maricopa County Treasurer	Property taxes on Scottsdale office bldg	1,440.88
7232	9/30/2013	Murray Jones	Employee expense reimbursement	193.03
7233	9/30/2013	Susie Herrmann	Employee expense reimbursement	1,260.00
7234	9/30/2013	Wells Fargo Bank, N.A.	October Rent for San Francisco office	9,391.67
Total checks listed on this page				12,994.95
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	311,594.08

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: Sept. 17 - 30, 2013

Account # 1770

Bank Name Bank of America - Ecotality Payroll FSA

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
9/17/2013	Discovery Benefit Claim Fund	Employee FSA withdrawals	1,310.00
9/19/2013	Discovery Benefit Claim Fund	Employee FSA withdrawals	485.00
9/20/2013	Discovery Benefit Claim Fund	Employee FSA withdrawals	10.00
9/20/2013	Discovery Benefit Claim Fund	Employee FSA withdrawals	150.71
9/23/2013	Discovery Benefit Claim Fund	Employee FSA withdrawals	384.30
9/24/2013	Discovery Benefit Claim Fund	Employee FSA withdrawals	25.00
9/25/2013	Discovery Benefit Claim Fund	Employee FSA withdrawals	30.00
		Total Cash/Electronic Disbursements	2,395.01

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	2,395.01

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: Sept. 17 - 30, 2013

Account # 2028

Bank Name Bank of America - Ecotality Payroll

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
1003	9/30/2013	Employee	Payroll (9/12/13 to 9/30/13)	9,238.93
1004	9/30/2013	Employee	Payroll (9/12/13 to 9/30/13)	8,686.62
1005	9/30/2013	Employee	Payroll (9/12/13 to 9/30/13)	5,210.48
1006	9/30/2013	Employee	Payroll (10/1/13 to 10/11/13)	647.12
1007	9/30/2013	Employee	Payroll (10/1/13 to 10/11/13)	1,446.81
1008	9/30/2013	Employee	Payroll (10/1/13 to 10/11/13)	1,932.52
1009	9/30/2013	Employee	Payroll (10/1/13 to 10/11/13)	1,822.97
1010	9/30/2013	Employee	Payroll (10/1/13 to 10/11/13)	3,916.01
1011	9/30/2013	Employee	Payroll (10/1/13 to 10/11/13)	4,475.53
1012	9/30/2013	Void	Void	-
1013	9/30/2013	Employee	Payroll (10/1/13 to 10/11/13)	5,865.52
1014	9/30/2013	Employee	Payroll (10/1/13 to 10/11/13)	2,710.57
1015	9/30/2013	Employee	Payroll (10/1/13 to 10/11/13) + accrued vac	14,392.69
1016	9/30/2013	Employee	Payroll (10/1/13 to 10/11/13)	2,372.81
1017	9/30/2013	Employee	Payroll (10/1/13 to 10/11/13)	6,239.78
1018	9/30/2013	Employee	Payroll (10/1/13 to 10/11/13)	3,817.40
1019	9/30/2013	Employee	Payroll (10/1/13 to 10/11/13)	4,202.33
1020	9/30/2013	Employee	Payroll (10/1/13 to 10/11/13)	4,048.43
1021	9/30/2013	Employee	Payroll (9/16/13 to 9/29/13)	1,238.46
1022	9/30/2013	Employee	Payroll (9/16/13 to 9/29/13)	2,601.47
1023	9/30/2013	Employee	Payroll (9/16/13 to 9/29/13)	1,984.86
1024	9/30/2013	Employee	Payroll (9/16/13 to 9/29/13)	1,411.57
1025	9/30/2013	Employee	Payroll (9/16/13 to 9/29/13)	1,411.63
Total checks listed on this page				89,674.51
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	89,674.51

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: Sept. 17 - 30, 2013

Account # 0434

Bank Name Lloyds TSB (USD)

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
9/17/2013	Lloyds TSB	Bank Fees	11.33
9/18/2013	Nair & Co	Accounting & Registered Agent fees	4,995.84
		Total Cash/Electronic Disbursements	5,007.17

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	5,007.17

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: Sept. 17 - 30, 2013

Account #

Bank Name Petty Cash

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
9/24/2013	Michael Martin	Travel Advance - trip to San Diego 9/25-9/27	727.50
		Total Cash/Electronic Disbursements	727.50

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	727.50

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: Sept. 17 - 30, 2013
Account # # 6103
Bank Name IPC Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
9/24/2013	Account Transfer	Transfer to maquilladora in Mexico (per contract) to fund payroll , rent & utilities	3,885.14
9/26/2013	FedEx	shipping charges	3.20
9/30/2013	American Express	Customer Credit Card processing fees	145.46
9/30/2013	Account Transfer	Transfer to IPC Payroll Account for 401(k) for Innergy division employees	1,000.00
9/30/2013	UPS Supply Chain	Refund	(4.59)
		Total Cash/Electronic Disbursements	5,029.21

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	5,029.21

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: Sept. 17 - 30, 2013

Account # # 6129

Bank Name IPC Incoming Wires

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
9/30/2013	Account Transfer	Transfer to IPC Operating account	34,426.00
		Total Cash/Electronic Disbursements	34,426.00

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	34,426.00

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

General and Administrative Expenses

September 17 - 30, 2013

OPERATING EXPENSES	Sept 17 - 30, 2013	Year to Date	Sept 17 - 30, 2013
General & Administrative (attach detail)			
Accounting Services	-	542,322.94	-
Business Insurance	17,467.90	309,821.31	17,467.90
Dues & Subscriptions	1,959.49	32,058.54	1,959.49
Investor Relations	-	95,233.07	-
Legal Fees	(8,654.25)	419,371.59	(8,654.25)
Less: Officer Compensation	(58,160.52)	(934,339.16)	(58,160.52)
License & Permits	-	4,736.74	-
Marketing (including conferences, website maint & URL)	549.75	226,056.00	549.75
Miscellaneous Expenses	1,186.18	124,925.26	1,186.18
Office Expenses (supplies, postage)	380.68	45,597.26	380.68
Parking	-	13,248.63	-
Payroll Expenses	80,357.96	3,344,564.90	80,357.96
Professional Fees (including equity based prof. fees)	12,383.27	707,730.79	12,383.27
Property Taxes	393.46	6,240.74	393.46
Public Relations	-	158,990.00	-
Rent	7,916.07	176,723.27	7,916.07
Tax Penalties & Interest	-	1,123.67	-
Travel & Entertainement	(148.44)	247,671.26	(148.44)
Utilities (water, electric, internet, phone)	667.78	51,788.48	667.78
Allocate Marketing costs to subsidiary	(865.52)	(854,310.50)	(865.52)
Allocate IT costs to subsidiary	(1,934.15)	(260,321.78)	(1,934.15)
	53,499.66	4,459,233.01	53,499.66

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Other Income

September 17 - 30, 2013

	OTHER INCOME & (EXPENSE)	Sept 17 - 30, 2013	Year to Date	Sept 17 - 30, 2013
	Other Income (attach list)			
	Interest Income		3,213.49	
	Miscellaneous Income		500.00	
(1)	Gain(loss) Equity Method Investment		(27,892.41)	
	Gain(loss) Disposal of Assets		1,095.95	
		-	(23,082.97)	-

Note (1) *This is related to our equity investment in Collaboratev LLC. We have not received reporting post-filing to allow us to reflect the current month gain/loss on this equity investment.*

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Other Expense

September 17 - 30, 2013

OTHER INCOME & (EXPENSE)	Sept 17 - 30, 2013	Year to Date	Sept 17 - 30, 2013
Other Expense (attach list)			
Gain(loss) on foreign currency exchange for loan to Ecotality Australia subsidiary	8,940.23	(133,500.99)	8,940.23
	8,940.23	(133,500.99)	8,940.23

Case Number: 2:13-BK-16127 (RJH)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	Sept 30, 2013	Sept 16, 2013
Pre Petition Inter Company Payable		
Due to The Clarity Group Inc	-	-
Due To Electric Transportation Engineering Corp	-	-
Due To Ecotality Stores, Inc.	(262,296.59)	(262,296.59)
Due to Ecotality Australia Pty Ltd.	-	-
Due to Ecotality Asia Pacific Limited	-	-
Due to Portable Energy de Mexico, SA.DEC.V	(719,928.49)	(719,928.49)
Total Pre Petition Intercompany Payable	(982,225.08)	(982,225.08)
Post Petition Inter Company Payable		
Due to The Clarity Group Inc	-	-
Due To Electric Transportation Engineering Corp	-	-
Due To Ecotality Stores, Inc.	-	-
Due to Ecotality Australia Pty Ltd.	-	-
Due to Ecotality Asia Pacific Limited	-	-
Due to Portable Energy de Mexico, SA.DEC.V	-	-
Total Post Petition Payable	-	-
Pre and Post Petition Inter Company Receivable		
Due to The Clarity Group Inc	-	-
Due To Electric Transportation Engineering Corp	85,922,120.66	85,868,319.92
Due To Ecotality Stores, Inc.	4,089,005.66	4,087,547.53
Due to Ecotality Australia Pty Ltd.	-	1,169,995.48
Due to Ecotality Asia Pacific Limited	12,648.24	12,648.16
Due to Portable Energy de Mexico, SA.DEC.V	371.91	-
Total Post Petition Receviable	90,024,146.47	91,138,511.09

Total Inter Company Receivables / (Payables)	**Sept 30, 2013**	**Sept 16, 2013**
Due to The Clarity Group Inc	-	-
Due To Electric Transportation Engineering Corp	85,922,120.66	85,868,319.92
Due To Ecotality Stores, Inc.	3,826,709.07	3,825,250.94
Due to Ecotality Australia Pty Ltd.	-	1,169,995.48
Due to Ecotality Asia Pacific Limited	12,648.24	12,648.16
Due to Portable Energy de Mexico, SA.DEC.V	(719,556.58)	(719,928.49)
TOTAL Inter Company	89,041,921.39	90,156,286.01

Note - Inter company blaances are a net of payables and receivables by entity

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Post-Petition Accrued Liabilities

September 17 - 30, 2013

POST-PETITION ACCRUED LIABILITIES	Sept 30, 2013	Sept 16, 2013
Accrued Interest (mortgage note)	1,915.67	0.00
Accrued Utilities	48.58	0.00
Accrued Professional Fees	203,553.63	0.00
	205,517.88	0.00

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Pre-Petition Liabilities

September 17 - 30, 2013

PRE-PETITION LIABILITIES	Sept 30, 2013	Sept 16, 2013
Accounts Payable	675,653.60	591,840.29
Accrued Payroll	146,772.48	151,058.57
Accrued Legal	26,223.00	96,646.69
Accrued Interest	52,604.17	52,604.17
Accrued Rent	3,577.60	3,577.60
Accrued Contract Payments	221,148.99	221,148.99
Accrued Board Fees	43,472.83	39,500.08
Accrued Insurance Audit Fee	0.00	56,359.00
Misc. Accruals	6,063.99	6,812.93
	1,175,516.66	1,219,548.32

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Accounts Payable
September 17 - 30, 2013

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
ABM	562.50	-	-	-	-	562.50
Antena Group LLC	-	15,000.00	-	-	-	15,000.00
Aprea & Micheli, Inc.	625.00	-	-	-	-	625.00
Corporate Stock Transfer	-	53.29	-	-	-	53.29
Digital -The Fruth Group	128.63	-	-	-	-	128.63
Discovery Benefit Claim Fund	58.80	-	-	-	-	58.80
M2M One	880.00	-	-	-	-	880.00
Merrill Communications	231.84	-	-	-	-	231.84
MT Data	115.50	231.00	-	-	-	346.50
My Alarm Center	3.36	-	-	-	-	3.36
NRAI	330.75	-	-	-	-	330.75
Over The Wire	145.75	-	-	-	-	145.75
ScreenSpaces, Inc.	549.75	-	-	-	-	549.75
TPG The Piacent Group, Inc.	15,750.00	-	-	-	-	15,750.00
Xerox	57.41	-	-	-	-	57.41
Arrowhead	46.71	-	-	-	-	46.71
Bustamante Escandon Y Pareyon SC	1,360.00	-	-	-	-	1,360.00
Sanyo Customs Brokerage, Inc.	252.00	-	-	-	-	252.00
UPS Supply Chain Solutions, Inc.	72.20	-	-	-	-	72.20
TOTAL	**21,170.20**	**15,284.29**	**-**	**-**	**-**	**36,454.49**

Ecotality, Inc.

Case Number:	2:13-BK-16127 (RJH)

Post-Petition Liabilities
September 17 - 30, 2013

POST-PETITION LIABILITIES

Accrued Payroll	733.97
Accrued Liabilities	7,109.27
	7,843.24